Introduction, basis of presentation of the consolidated financial statements and other information (Tables)	12 Months Ended
Dec. 31, 2022
Intro, basis of presentation of the consolidated financial statements and other information
Schedule of contracts affected by the IBOR Reform by type of financial asset

Referenced to	Derivatives at	Loans at
USD LIBOR	fair value (1)	amortized cost (2)

Total affected contracts by the USD LIBOR Reform	3,719	763
Total gross carrying amount of affected contracts	2,946	33,488

(1) The notional amount of financial derivatives assets and liabilities as of December 31, 2022 was 718,980 and 730,886, respectively.

Most of the contracts affected by the USD LIBOR Reform are adhered to the International Swaps and Derivatives Association (ISDA) Protocol and will transition automatically to the new reference rates.

(2) The amount of loans at amortized cost excludes 233 million pesos of the allowance for impairment losses.